--------------------------------------------------------------------------------


                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                (Amendment No. 1)


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 11, 1998
                Date of Report (Date of earliest event reported)





                            WESCO INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


       333-43225                                                           25-1723345
(Commission file number)                                        (IRS Employer Identification No.)

             COMMERCE COURT
     FOUR STATION SQUARE, SUITE 700
     PITTSBURGH, PENNSYLVANIA 15219                                     (412) 454-2254
(Address of principal executive offices)               (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

The following amends and restates, in its entirety, Item 7 of WESCO International, Inc.'s (the "Company" or "WESCO") Form 8-K dated September 11, 1998 and filed on September 24, 1998 (the "Form 8-K") pursuant to which the Company announced the acquisition of substantially all assets and assumption of substantially all liabilities and obligations relating to the operations of Bruckner Supply Company, Inc. ("Bruckner" or "Bruckner Acquisition").

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial statements of businesses acquired

            Audited financial statements of Bruckner as of and for the year ended December 31, 1997 and the independent auditors' report thereon, are attached hereto as Exhibit 99.1.

            Unaudited condensed interim financial statements of Bruckner as of June 30, 1998 and for the six months ended June 30, 1998 and 1997, are attached hereto as Exhibit 99.2.

        (b) Pro forma financial information

            Pro forma consolidated financial information giving effect to the Bruckner Acquisition and a leveraged recapitalization completed in June 1998, which is more fully discussed in the Company's Registration Statement on Form S-4 (File No. 333-43225), is attached hereto as Exhibit 99.3.

        (c)  Exhibits

             The exhibits listed below are filed herewith except as indicated.

               2.01 Asset Purchase Agreement among Bruckner Supply Company, Inc.
                    and WESCO Distribution, Inc. dated September 11, 1998, previously filed.

               99.1 Audited financial statements of Bruckner as of and for the year ended December 31, 1997, and the independent auditors' report thereon, filed herewith.

               99.2 Unaudited condensed interim financial statements of Bruckner as of June 30, 1998 and for the six months ended June 30, 1998 and 1997, filed herewith.

               99.3 Pro forma financial information filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             WESCO International, Inc.
                                                 (Registrant)

     Date: November 13, 1998         By:   /s/ Steven A. Burleson
                                        ------------------------------------
                                                Steven A. Burleson
                                                Vice President, Chief Financial
                                                  Officer and Treasurer

                                  EXHIBIT INDEX



2.01 Asset Purchase Agreement among Bruckner Supply Company, Inc. and WESCO Distribution, Inc. dated September 11, 1998, previously filed. Omitted schedules and exhibits will be provided supplementally to the Commission upon request.

99.1 Audited financial statements of Bruckner as of and for the year ended December 31, 1997, and the independent auditors' report thereon, filed herewith.

99.2 Unaudited condensed interim financial statements for Bruckner as of June 30, 1998 and for the six months ended June 30, 1998 and 1997, filed herewith.

99.3 Pro forma financial information filed herewith.